EXHIBIT 10.33
THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
EXCEPT FOR TRANSFERS MADE IN ACCORDANCE WITH FINRA RULE 2710(G)(2), THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED, OR BE THE SUBJECT OF ANY HEDGING, SHORT SALE, DERIVATIVE, PUT, OR CALL TRANSACTION THAT WOULD RESULT IN THE EFFECTIVE ECONOMIC DISPOSITION OF SUCH SECURITIES BY ANY PERSON FOR A PERIOD OF THREE HUNDRED AND SIXTY-SIX DAYS IMMEDIATELY FOLLOWING THE CLOSING OF THE PUBLIC OFFERING OF THE COMPANY’S SECURITIES PURSUANT TO REGISTRATION STATEMENT NO. 333-140672 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
BIOHEART, INC.
REPRESENTATIVE’S WARRANT
[          ] shares of Common Stock
November [          ], 2007
This REPRESENTATIVE’S WARRANT (this “Warrant”) of Bioheart, Inc., a Florida corporation (the “Company”), is being issued pursuant to that certain Underwriting Agreement, dated as of November [          ], 2007 (the “Underwriting Agreement”), by and between the Company and Merriman Curhan Ford & Co. and Dawson James Securities, Inc., as representatives of the underwriters named in Schedule I thereto (the “Representatives”), relating to the initial public offering (the “Offering”) of [          _] shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) underwritten by the Representatives and the underwriters named in the Underwriting Agreement.
FOR VALUE RECEIVED, the Company hereby grants to [          ] and its permitted successors and assigns (collectively, the “Holder”) the right to purchase from the Company up to [          ] shares [7% of the shares sold in the offering by the Holder] of the Common Stock (such shares underlying this Warrant, the “Warrant Shares”), at a per share purchase price equal to $[          ] [125% of the per share public offering price] (the “Exercise Price”), subject to the terms, conditions and adjustments set forth below in this Warrant.
1. Date of Warrant Exercise. This Warrant shall become exercisable on the date that is three hundred and sixty-six (366) days following the Base Date (the “Initial Exercise Date”). As used in this Warrant, the term “Base Date” shall mean November [          ], 2007. Except as otherwise provided for herein or as permitted by applicable rules of the Financial Industry Regulatory Authority (“FINRA”), this Warrant shall not be sold, transferred, assigned, pledged or hypothecated prior to the Initial Exercise Date.

2. Expiration of Warrant. This Warrant shall expire at 5:00 PM, prevailing Eastern time, on the day immediately preceding the fifth (5th) year anniversary of the Base Date (the “Expiration Date”).
3. Exercise of Warrant. This Warrant shall be exercisable pursuant to the terms of this Section 3.
     3.1 Manner of Exercise.
          (a) This Warrant may only be exercised by the Holder hereof on or after the Initial Exercise Date and on or prior to the Expiration Date, in accordance with the terms and conditions hereof, in whole or in part (but not as to fractional shares), during the Company’s normal business hours on any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York, New York are authorized by law to be closed (a “Business Day”), by surrender of this Warrant to the Company at its office maintained pursuant to Section 10.2(a) hereof, accompanied by a written exercise notice in the form attached as Exhibit A hereto (or a reasonable facsimile thereof) duly executed by the Holder, together with the payment of the aggregate Exercise Price for the number of Warrant Shares purchased upon exercise of this Warrant. Upon surrender of this Warrant, the Company shall cancel this Warrant document and shall, in the event of partial exercise, replace it with a new Warrant document in accordance with Section 3.3. Notwithstanding the foregoing, the Company shall not be required to issue a Warrant covering less than 1,000 shares of Common Stock.
          (b) Except as provided for in Section 3.1(c) below, each exercise of this Warrant must be accompanied by payment in full of the aggregate Exercise Price in cash, by cashier’s check or wire transfer of immediately available funds for the number of Warrant Shares being purchased by the Holder upon such exercise.
          (c) The aggregate Exercise Price for the number of Warrant Shares being purchased may also, in the sole discretion of the Holder, be paid in full or in part on a “cashless basis” at the election of the Holder:
               (i) in the form of Common Stock owned by the Holder (based on the Fair Market Value (as defined below) of such Common Stock on the date of exercise);
               (ii) in the form of Warrant Shares withheld by the Company from the Warrant Shares otherwise to be received upon exercise of this Warrant having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Warrant Shares being purchased by the Holder; or
               (iii) by a combination of the foregoing, provided that the combined value of all cash and the Fair Market Value of any shares surrendered to the Company is at least equal to the aggregate Exercise Price for the number of Warrant Shares being purchased by the Holder.
For purposes of this Warrant, the term “Fair Market Value” means with respect to a particular date, the volume weighted average trading price of the Common Stock on and as reported by the principal securities exchange on which the Common Stock is then listed or admitted to trading for the ten (10) trading days immediately preceding such date, or, if the Common Stock is not listed or admitted to trading on any securities exchange, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.
For purposes of illustration of a cashless exercise of this Warrant under Section 3.1(c)(ii) (or for a portion thereof for which cashless exercise treatment is requested as contemplated by Section 3.1(c)(iii) hereof), the calculation of such exercise shall be as follows:
X = Y (A-B)/A
          where:
          X = the number of Warrant Shares to be issued to the Holder (rounded to the nearest whole share).
          Y = the number of Warrant Shares with respect to which this Warrant is being exercised.
          A = the Fair Market Value of the Common Stock.
          B = the Exercise Price.
          (d) For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood, and acknowledged that such amount of Common Stock that is issued in exchange for non-cash consideration upon exercise of this Warrant and in accordance with Section 3.1(c) above shall be deemed to have been acquired at the time this Warrant was issued.
     3.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been duly surrendered to the Company as provided in Sections 3.1 and 12 hereof, and, at such time, the Holder in whose name any certificate or certificates for Warrant Shares shall be issuable upon exercise as provided in Section 3.3 hereof shall be deemed to have become the holder or holders of record thereof of the number of Warrant Shares purchased upon exercise of this Warrant.
     3.3 Delivery of Common Stock Certificates and New Warrant. As soon as reasonably practicable after each exercise of this Warrant, in whole or in part, and in any event within ten (10) Business Days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Holder hereof or, subject to Sections 9 and 10 hereof, as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct:
          (a) a certificate or certificates (with appropriate restrictive legends, as applicable) for the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares to which the Holder shall be entitled upon exercise; and
          (b) in case exercise is in part only, a new Warrant document of like tenor, dated the date hereof, for the remaining number of Warrant Shares issuable upon exercise of this Warrant after giving effect to the partial exercise of this Warrant (including the delivery of any Warrant Shares as payment of the Exercise Price for such partial exercise of this Warrant).
4. Certain Adjustments. For so long as this Warrant is outstanding:
     4.1 Mergers or Consolidations. If at any time after the Base Date, there shall be a capital reorganization (other than a combination or subdivision of Common Stock otherwise provided for herein) resulting in a reclassification to or change in the terms of securities issuable upon exercise of this Warrant (a “Reorganization”), or a merger or consolidation of the Company with another corporation, association, partnership, organization, business, individual, government or political subdivision thereof or a governmental agency (a “Person” or the “Persons”) (other than a merger with another Person in which the Company is a continuing corporation and which does not result in any reclassification or change in the terms of securities issuable upon exercise of this Warrant or a merger effected exclusively for the purpose of changing the domicile of the Company) (a “Merger”), then, as a part of such Reorganization or Merger, lawful provision and adjustment shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of stock or any other equity or debt securities or property receivable upon such Reorganization or Merger by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such Reorganization or Merger. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the Reorganization or Merger to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of Warrant Shares) shall be applicable after that event, as near as reasonably may be, in relation to any shares of stock, securities, property or other assets thereafter deliverable upon exercise of this Warrant. The provisions of this Section 4.1 shall similarly apply to successive Reorganizations and/or Mergers.
     4.2 Splits and Subdivisions; Dividends. In the event the Company should at any time or from time to time effectuate a split or subdivision of the outstanding shares of Common Stock or pay a dividend in or make a distribution payable in additional shares of Common Stock or other securities that are convertible or exchangeable or exercisable into shares of Common Stock (“Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of the applicable record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Exercise Price shall be appropriately decreased and the number of Warrant Shares shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares; provided, however, that no adjustment shall be made in the event the split, subdivision, dividend or distribution is not effectuated.
     4.3 Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share Exercise Price shall be appropriately increased and the number of shares of Warrant Shares shall be appropriately decreased in proportion to such decrease in outstanding shares.
     4.4 Adjustments for Other Distributions. In the event the Company shall declare a distribution payable in securities of other Persons, evidences of indebtedness issued by the Company or other Persons, assets (excluding cash dividends or distributions to the holders of Common Stock paid out of current or retained earnings and declared by the Company’s board of directors) or options or rights not referred to in Sections 4.2, 4.3 or 4.4, then, in each such case for the purpose of this Section 4.5, upon exercise of this Warrant, the Holder shall be entitled to a proportionate share of any such distribution as though the Holder was the actual record holder of the number of Warrant Shares as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.
     4.5 Notices of Record Date, Etc. In case:
          (a) the Company shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or
          (b) of any Reorganization of the Company, any Merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or
(c) of any voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to the Holder specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such Reorganization, Merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, which is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such Reorganization, Merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least ten (10) days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant.
5. No Impairment. The Company will not, by amendment of its Articles of Incorporation or Bylaws or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, seek to avoid the observance or performance of any of the terms of this Warrant.
6. Chief Financial Officer’s Report as to Adjustments. With respect to each adjustment pursuant to Section 4 of this Warrant, the Company, at its expense, will promptly compute the adjustment or re-adjustment in accordance with the terms of this Warrant and cause its Chief Financial Officer to certify the computation (other than any computation of the fair value of property of the Company, as the case may be) and prepare a report setting forth, in reasonable detail, the event requiring the adjustment or re-adjustment and the amount of such adjustment or re-adjustment, the method of calculation thereof and the facts upon which the adjustment or re-adjustment is based, and the Exercise Price and the number of Warrant Shares or other securities purchasable hereunder after giving effect to such adjustment or re-adjustment, which report shall be mailed by first class mail, postage prepaid to the Holder. The Company will also keep copies of all reports at its office maintained pursuant to Section 10.2(a) hereof and will cause them to be available for inspection at the office during normal business hours upon reasonable notice by the Holder or any prospective purchaser of the Warrant designated by the Holder thereof.
7. Reservation of Shares. The Company shall, solely for the purpose of effecting the exercise of this Warrant, at all times during the term of this Warrant, reserve and keep available out of its authorized shares of Common Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect in full the exercise of this Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect in full the exercise of this Warrant, the Company will promptly take such corporate action as may be necessary to increase the number of authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, using its reasonable best efforts to obtain the requisite shareholder approval necessary to increase the number of authorized shares of Common Stock. The Company hereby represents and warrants that all shares of Common Stock issuable upon exercise of this Warrant shall be duly authorized and, when issued and paid for upon exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable.
8. Registration and Listing.
     8.1 Definitions. As used in this Section 8, the term “Registrable Securities”

means any shares of Common Stock issuable upon the exercise of this Warrant, until the date (if any) on which such shares may be sold immediately without registration pursuant to Rule 144 promulgated pursuant to the Securities Act. As used in this Section 8, the term “Best Efforts” means the efforts that a prudent person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as possible, but shall not be deemed to mean that the Company shall be required to endanger its financial viability or take any act or omission which would be likely to result in a material adverse effect on the Company’s financial condition.
     8.2 Registration.
          (a) The Company shall prepare and file with the United States Securities and Exchange Commission (the “SEC”), on or before the fifteenth calendar day following the Initial Exercise Date (the “Filing Due Date”), a Registration Statement for an offering to be made on a continuous shelf basis following the date of effectiveness covering the resale of the Registrable Securities by the Holder (the “Registration Statement”). The Registration Statement shall be on Form S-3 under the Securities Act or another appropriate form selected by the Company permitting registration of the resale of the Registrable Securities by the Holder from time to time. The Company shall use its “Best Efforts” to cause the Registration Statement to become effective pursuant to the Securities Act as soon as practicable. Notwithstanding the foregoing, if the Company shall furnish to the Holder a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Company stating that, in the good faith judgment of the Company’s Board of Directors, it would be seriously detrimental to the Company and its shareholders for such Registration Statement to be filed and it is therefore essential to defer the filing of such Registration Statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after the Filing Due Date.
          (b) The Registration Statement shall not be deemed to have become effective under the Securities Act (i) unless it has been filed and has been declared effective under the Securities Act by the SEC and remains effective pursuant to the Securities Act with respect to the disposition of all Registrable Securities on a continuous shelf basis until all such Registrable Securities are sold or cease to be Registrable Securities, or (ii) if the offering of the Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, cease trade order, injunction or other order or requirement of the SEC or any other governmental agency, court or stock exchange, other than by reason of some act or omission by the Holder.
     8.3 Registration Procedures. At its expense, the Company will use its “Best Efforts” to:
          (a) promptly notify the Holder of the effectiveness of the Registration Statement filed in accordance with this Section 8 and prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to (i) keep such registration statement effective and the prospectus included therein usable for a period commencing on the date that such Registration Statement is initially declared effective by the SEC and ending on the date when all Registrable Securities covered by such registration statement have been sold pursuant to the registration statement or cease to be Registrable Securities, and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;
          (b) furnish to the Holder such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holder;
          (c) register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Holder reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Holder; provided, however, that the Company shall not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction;
          (d) notify the Holder at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, (i) no longer meets the requirements of Section 10(a)(3) of the Securities Act, or (ii) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and that offers and sales of Registrable Securities in reliance on the prospectus included in the Registration Statement must cease. At the request of the Holder, the Company shall prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus used shall meet the requirements of Section 10(a)(3) of the Securities Act, or not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;
          (e) cause all such Registrable Securities registered pursuant to the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;
          (f) cause any Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and
          (g) comply with all applicable rules and regulations of the SEC.
     8.4 Expenses. The Company shall pay all Registration Expenses (as defined below) relating to the registration and listing obligations set forth in this Section 8. For purposes of this Warrant, the term “Registration Expenses” means: (a) all registration, filing and NASD fees, (b) all reasonable fees and expenses of complying with securities or blue sky laws, (c) all printing expenses, (d) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, (e) premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered if the Company desires such insurance, if any, and (f) reasonable fees and disbursements, not to exceed $7,500, of one counsel for the selling holders of Registrable Securities.
     8.5 Information Provided by Holders. The Holder shall furnish to the Company such information as the Company may reasonably request in writing to enable the Company to comply with the provisions hereof in connection with any registration referred to in this Warrant.
     8.6 FINRA CobraDesk Filings. In the event that the filing of the Registration Statement for review by the FINRA via the FINRA’s CobraDesk filing system (“CobraDesk Filing”) is required pursuant to the rules and regulations of FINRA, within one (1) Business Day of the filing of such registration statement, the Company will prepare and make a CobraDesk Filing of the selling stockholder resale offering described in the Registration Statement for review by FINRA for the purpose of having the prospectus contained within such registration statement treated as a “base prospectus” in connection with such resale offering. If the CobraDesk Filing is required, the Company will use its “Best Efforts” to have the CobraDesk Filing approved by FINRA within thirty (30) days of such filing date. The Company shall bear all expenses of the CobraDesk Filing, if any, including fees and expenses of counsel or other advisors to the Holder (not to exceed $5,000). In all circumstances, the Company shall pay for all FINRA filing fees associated with any CobraDesk Filing.
     8.7 Effectiveness Period. The Company shall use its “Best Efforts” to keep the Registration Statement effective under the Securities Act until the date which is the earlier date of when (i) all Registrable Securities covered by such Registration Statement have been sold or (ii) all Registrable Securities covered by such Registration Statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k) under the Securities Act, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and the affected holders of Registrable Securities.
     8.8 Net Cash Settlement. Notwithstanding anything herein to the contrary, in no event will the Holder be entitled to receive a net-cash settlement as liquidated damages in lieu of physical settlement in shares of Common Stock, regardless of whether the Common Stock underlying this Warrant is registered pursuant to an effective registration statement; provided, however, that the foregoing will not preclude the Holder from seeking other remedies at law or equity for breaches by the Company of its registration obligations hereunder.
9. Restrictions on Transfer.
     9.1 Transfer Restrictions Prior to Initial Exercise Date. Notwithstanding any other provision of this Section 9, prior to the Initial Exercise Date, this Warrant may not be transferred or assigned to except in accordance with FINRA Rule 2710(g)(2).
     9.2 Notice of Proposed Transfer. Subject to the transfer restrictions set forth in Section 9.1, prior to any transfer of any securities which are not registered under an effective registration statement under the Securities Act (“Restricted Securities”), which transfer may only occur if there is an exemption from the registration provisions of the Securities Act and all other applicable securities laws, the Holder shall give written notice to the Company of the Holder’s intention to effect a transfer (and shall describe the manner and circumstances of the proposed transfer). The following provisions shall apply to any proposed transfer of Restricted Securities:
          (i) If in the opinion of counsel for the Holder reasonably satisfactory to the Company the proposed transfer may be effected without registration of the Restricted Securities under the Securities Act (which opinion shall state in detail the basis of the legal conclusions reached therein), the Holder shall thereupon be entitled to transfer the Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. Each certificate representing the Restricted Securities issued upon or in connection with any transfer shall bear the restrictive legends required by Section 9.1 hereof.
          (ii) If the opinion called for in (i) above is not delivered, the Holder shall not be entitled to transfer the Restricted Securities until either: (x) receipt by the Company of a further notice from such Holder pursuant to the foregoing provisions of this Section 9.2 and fulfillment of the provisions of clause (i) above, or (y) such Restricted Securities have been effectively registered under the Securities Act.
Notwithstanding the foregoing provisions of this Section 9.2, no opinion of counsel shall be necessary for a transfer of Restricted Securities by the Holder to any Person employed by or owning equity in the Holder, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if the transferee were the original purchaser hereof and such transfer is permitted under applicable securities laws.
     9.3 Restrictive Legends. This Warrant, each Warrant issued upon transfer or in substitution for this Warrant pursuant to Section 10 hereof, each certificate for Common Stock issued upon the exercise of the Warrant and each certificate issued upon the transfer of any such Common Stock shall be (i) transferable only upon satisfaction of the conditions specified above and (ii) stamped or otherwise imprinted with a legend reflecting the restrictions on transfer set forth in Sections 9.1 and 9.2 above and any restrictions required under the Securities Act or other applicable securities laws.
     9.4 Termination of Restrictions. Except as set forth in Section 9.1 hereof, the restrictions imposed by this Section 9 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities: (a) which shall have been effectively registered under the Securities Act, or (b) when, in the opinions of both counsel for the Holder and counsel for the Company, such restrictions are no longer required in order to insure compliance with the Securities Act or Section 10 hereof. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by Section 9.1 hereof.
10. Ownership, Transfer, Sale and Substitution of Warrant.
     10.1 Ownership of Warrant. The Company may treat any Person in whose name this Warrant is registered in the Warrant Register maintained pursuant to Section 10.2(b) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Sections 9 and 10 hereof, this Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.
     10.2 Office; Exchange of Warrant.
          (a) The Company will maintain its principal office at the location identified in the prospectus relating to the Offering or at such other offices as set forth in the Company’s most current filing (as of the date notice is to be given) under the Exchange Act or as the Company otherwise notifies the Holder.
          (b) The Company shall cause to be kept at its office maintained pursuant to Section 10.2(a) hereof a Warrant Register for the registration and transfer of the Warrant. The name and address of the holder of the Warrant, the transfers thereof and the name and address of the transferee of the Warrant shall be registered in such Warrant Register. The Person in whose name the Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.
          (c) Upon the surrender of this Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 10.2(a) hereof, the Company at its expense will (subject to compliance with Section 9 hereof, if applicable) execute and deliver to or upon the order of the Holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered (after giving effect to any previous adjustment(s) to the number of Warrant Shares).
     10.3 Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any mutilation, upon surrender of this Warrant for cancellation at the office of the Company maintained pursuant to Section 10.2(a) hereof, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.
     10.4 Opinions. In connection with the sale of the Warrant Shares by the Holder, the Company agrees to cooperate with the Holder, and at the Company’s expense, have its counsel provide any legal opinions required to remove the restrictive legends from the Warrant Shares in connection with a sale, transfer or legend removal request of Holder.
11. No Rights or Liabilities as Shareholder. No Holder shall be entitled to vote or receive dividends or be deemed the holder of any shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein. The Holder will not be entitled to share in the assets of the Company in the event of a liquidation, dissolution or the winding up of the Company.
12. Notices. Any notice or other communication in connection with this Warrant shall be given in writing and directed to the parties hereto as follows: (a) if to the Holder, c/o [                                                  ]; or (b) if to the Company, to the attention of its Chief Executive Officer at its office maintained pursuant to Section 10.2(a) hereof; provided, that the exercise of the Warrant shall also be effected in the manner provided in Section 3 hereof. Notices shall be deemed properly delivered and received when delivered to the notice party (i) if personally delivered, upon receipt or refusal to accept delivery, (ii) if sent via facsimile, upon mechanical confirmation of successful transmission thereof generated by the sending telecopy machine, (iii) if sent by a commercial overnight courier for delivery on the next Business Day, on the first Business Day after deposit with such courier service, or (iv) if sent by registered or certified mail, five (5) Business Days after deposit thereof in the U.S. mail.
13. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of shares of Common Stock underlying this Warrant upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the transfer or registration of this Warrant or any certificate for shares of Common Stock underlying this Warrant in a name other that of the Holder. The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving shares of Common Stock underlying this Warrant upon exercise hereof.
14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

[Signature Page Follows]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first above written.

BIOHEART, INC.
By:	/s/
Name:
Title:

EXHIBIT A
FORM OF EXERCISE NOTICE
[To be executed only upon exercise of Warrant]
To BIOHEART, INC.:
The undersigned registered holder of the within Warrant hereby irrevocably exercises the Warrant pursuant to Section 3.1 of the Warrant with respect to                                Warrant Shares, at an exercise price per share of $[          ], and requests that the certificates for such Warrant Shares be issued, subject to Sections 9 and 10, in the name of, and delivered to:

The undersigned is hereby making payment for the Warrant Shares in the following manner: [check one]
☐    by cash in accordance with Section 3.1(b) of the Warrant
☐    via cashless exercise in accordance with Section 3.1(c) of the Warrant in the following manner:

The undersigned hereby represents and warrants that it is, and has been since its acquisition of the Warrant, the record and beneficial owner of the Warrant.
Dated:

Print or Type Name

(Signature must conform in all respects to name of holder as specified on the face of Warrant)

(Street Address)

(City) (State) (Zip Code)

EXHIBIT B
FORM OF ASSIGNMENT
[To be executed only upon transfer of Warrant]
     For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto                                          [include name and addresses] the rights represented by the Warrant to purchase                      shares of Common Stock of BIOHEART, INC. to which the Warrant relates, and appoints                                Attorney to make such transfer on the books of BIOHEART, INC. maintained for the purpose, with full power of substitution in the premises.
Dated:
(Signature must conform in all respects
to name of holder as specified on the
face of Warrant)

(Street Address)

(City) (State) (Zip Code)
Signed in the presence of:

(Signature of Transferee)

(Street Address)

(City) (State) (Zip Code)
Signed in the presence of: